AMENDMENT NUMBER 3

THIS AMENDMENT NUMBER 3, dated as of September 15, 2009 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), by and among SANDERS MORRIS HARRIS GROUP INC., a Texas corporation (the "Borrower"') and PROSPERITY BANK, as lender (the "Lender") (each of the Borrower and the Lender are referred to herein from time to time individually as a "Party" and collectively as the "Parties").

RECITALS

WHEREAS, the Parties entered into that certain Credit Agreement, dated as of May 11, 2009 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of June 23, 2009, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of July 15, 2009, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and that certain related Guarantee and Security Agreement, dated as of May 11, 2009 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement;

WHEREAS, Section 5.17 of the Credit Agreement contains a deadline which the parties wish to modify;

WHEREAS, Borrower has requested that Lender agree to enter into this Agreement to address matters relating to the foregoing items as and to the extent provided herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

AGREEMENT

Section 1.           Definitions. Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement or Security Agreement (as applicable).

Section 2.           Recitals. The recitals to this Agreement are each hereby incorporated by reference into and made a part of this Agreement. Borrower hereby acknowledges and agrees that each of the recitals to this Agreement is true and correct in all respects.

Section 3.           Amendments to Credit Agreement. The Credit Agreement is hereby amended, in each case effective as of August 31, 2009, as follows:

(a)          Amendment to Section 5.17. Section 5.17 of the Credit Agreement is hereby amended and restated in its entirety as follows

Section 5.17.      Capital Markets Division Disposition. Consummate in full to the satisfaction of the Lender the Capital Markets Division Disposition on or prior to October 31,2009.

Section 4.           Conditions to Effectiveness. This Agreement shall become effective on the date on which each of the following conditions shall have been satisfied, in each case as determined by Lender:

(a)          receipt by Lender of this Agreement, in form and substance satisfactory to Lender, duly executed by Borrower; and

(b)          payment by Borrower of all costs and expenses incurred by Lender (including, without limitation, attorneys' fees) from, as a result of or in connection with the preparation, negotiation, execution and delivery of this Agreement.

Section 5.           Representations and Warranties. Borrower hereby represents and warrants to Lender that:

(a)          Loan Document Representations and Warranties. Other than as expressly provided herein, each of the representations and warranties of each Loan Party contained in each Loan Document are true and correct on and as of the date hereof, both before and after giving effect to this Agreement (except to the extent any such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date).

(b)          No Default. No Default or Event of Default has occurred and is continuing.

(c)          Perfection of Liens. The security interests and liens created under the Security Documents constitute valid, enforceable, perfected, first priority security interests in all of the Collateral.

(d)          Organizational Action; Enforceability. This Agreement has been duly authorized by all necessary organizational action of Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

(e)          Set-off, Counterclaims and Other Defenses. None of Borrower nor any other Loan Party has any rights of set-off, counterclaims, claims, defenses or other causes of action originating on or before the date hereof against the Lender arising out of or relating to this Agreement, the Credit Agreement, any other Loan Document, or otherwise.

(f)           No Consent. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

Section 6.           Validity of Obligations, Guarantee, Liens and Loan Documents. Borrower acknowledges and agrees that Borrower is indebted to Lender for all of the Obligations, without any right of rescission, cross complaint, claim, demand, defense, counterclaim or offset of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Obligations. Borrower hereby ratifies and reaffirms the validity, enforceability and binding nature of all of the Obligations. Borrower hereby further ratifies, acknowledges, confirms and agrees that the Security Agreement and each of the Liens and guarantees created thereunder is, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

Section 7.           No Reliance on Lender. Borrower understands that this Agreement is a legally binding Agreement that affects or may affect the rights and interests of Borrower. Borrower hereby acknowledges and agrees that (a) it has received legal advice from its counsel in connection with the negotiation, preparation, execution, delivery, and performance of this Agreement; (b) it entered into this Agreement freely and voluntarily, without coercion, duress, distress or undue influence by Lender, any of its Related Parties, or any other Person or any of its or their respective directors, officers, partners, agents or employees or otherwise; and (c) it has had a full and fair opportunity to consider all reasonable alternatives to entering into this Agreement, and has made a business judgment that this Agreement is an appropriate and fair agreement.

Section 8.           Interpretation. If any term or provision of this Agreement requires judicial or other interpretation, the Parties hereby agree that any court or any other Person interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Party by reason of the rule of construction that a document is to be construed more strictly against the Party who itself or through its agent prepared the same.

Section 9.           Costs and Expenses. Without limiting Section 8.05 of the Credit Agreement or Section 8.06 of the Security Agreement, Borrower shall pay on demand and in full and in immediately available funds any and all fees, costs and expenses that are paid or incurred by the Lender, including, without limitation, attorneys' fees, arising from, out of or in connection with the preparation, negotiation, execution, delivery and performance of this Agreement.

Section 10.         Term. This Agreement shall remain in effect until all of the Obligations have been indefeasibly paid and performed in full and all Loan Documents have been satisfied and terminated.

Section 11.         Further Assurances. Borrower hereby agrees to execute any further agreements, documents and instruments and to take such other actions as may be reasonably requested by Lender to more fully effect the purposes of this Agreement.

Section 12.         Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile.transmission or similar writing) and shall be given to the Lender and Borrower in the manner and at their respective address for notices provided for in Section 8.02 of the Credit Agreement.

Section 13.         No Duties of Lender. The rights and remedies of the Lender under this Agreement are solely for its protection and nothing herein contained shall create or impose on the Lender any duties of any kind with respect to Borrower or any assets or property of Borrower heretofore or hereafter received by the Lender.

Section 14.         Acknowledgment; Release of Claims; Covenant Not to Sue. As a material inducement to the Lender to enter into this Agreement, Borrower, for and on behalf of itself and each of its respective Affiliates, permitted successors, permitted assigns, heirs, representatives, beneficiaries, devisees, executors, and administrators (each, a "Borrower Party") (a) does hereby acknowledge and consent to the terms and provisions of, and the execution, delivery and performance of, this Agreement, to the Credit Agreement, and to the other Loan Documents, in all respects and for all purposes; (b) does hereby remise, release, acquit, satisfy and forever discharge the Lender, each of its Affiliates, each of its and their respective successors and assigns, and each of its and their respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, devisees, executors, administrators, successors and assigns (collectively, the "Released Parties"), from any and all liabilities, obligations, expenses, damages, judgments, actions, claims, demands and causes of action of any kind or nature whatsoever, whether at law or in equity, whether now existing or hereafter arising and whether known or unknown, which the Borrower or any other Borrower Party may now or hereafter have by reason of any action, inaction, matter, cause or thing, occurring on or prior to the date of this Agreement, arising out of, in connection with or relating to (i) any of the Collateral or any of the Obligations, including, but not limited to, the administration or funding thereof, (ii) any Loan Document (or any of the transactions contemplated thereby) or the indebtedness evidenced and secured thereby, and (iii) any other agreement or transaction between or among any Borrower Party and the Lender or any of its or their respective Affiliates of such parties relating to the Loan Documents; and (c) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Released Party, by reason of or in connection with any of the foregoing matters, claims or causes of action, provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Agreement with respect to acts or events that occur after the date of this Agreement.

Section 15.        Entire Agreement. This Agreement constitutes and expresses the entire understanding between the Parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements or conditions, whether express or implied, oral or written, with respect to the subject matter hereof.

Section 16.         Loan Document. This Agreement shall be a Loan Document in all respects and for all purposes and each reference in the Credit Agreement, the Security Agreement or any other Loan Document to "Loan Document" or "Loan Documents" shall, notwithstanding any term or provision in this Agreement, the Credit Agreement, the Security Agreement or any other Loan Document, include and be a reference to this Agreement.

Section 17.         Amendments. This Agreement may not be amended, supplemented or otherwise modified in any manner other than by an agreement in writing signed by the Parties.

Section 18.         GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 19.         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and permitted assigns, and upon the Lender and its successors and assigns, provided that none of Borrower's rights or obligations hereunder nor any interest therein may be assigned or delegated in whole or in part to any Person without the prior written consent of the Lender.

Section 20.         Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein; provided that the Parties shall endeavor in good faith and using commercially reasonable efforts to replace such invalid or unenforceable provisions with a substantially similar provisions that is valid and enforceable.

Section 21.         Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or in PDF format via electronic mail shall be effective as delivery of an original counterpart of this Agreement.

Section 22.         No Waiver; Cumulative Remedies; Enforcement. Except as expressly set forth herein, no failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 23.         Independence of Covenants. All covenants and agreements hereunder and under the Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants or agreements, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant or agreement, shall not avoid the occurrence of a default or an Event of Default if such action is taken or such condition exists.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SANDERS MORRIS HARRIS GROUP INC.

By:
	Name:	Bruce R. McMaken
	Title:	Executive VP

PROSPERITY BANK

By:
	Name:	Randall R. Reeves
	Title:	President-Houston Area